Coffee Holding Company, Inc. Reports Second Quarter Earnings
Tuesday June 14, 8:30 am ET

BROOKLYN, NY--(MARKET WIRE)--Jun 14, 2005 -- Coffee Holding Company, Inc. (AMEX:JVA - News) today announced its second quarter results for the period ended April 30, 2005, which included 13 weeks.

In this release, the company:

-  Reports sales growth for the quarter of 60.6 percent;
- Announces an earnings growth of 173.0 percent compared to the three months ended April 30, 2004;
-  Achieves earnings per share of $0.15.

Net earnings increased $379,152, or 173.0 percent, to $598,366 or $.15 per share for the three months ended April 30, 2005, compared to $219,204 or $.05 per share for the three months ended April 30, 2004.

Net sales totaled $10,173,230 for the three months ended April 30, 2005, an increase of $3,840,218, or 60.6 percent from $6,333,012 for the three months ended April 30, 2004.

About Coffee Holding

Coffee Holding is a leading integrated wholesale coffee roaster and dealer in the United States and one of the few coffee companies that offers a broad array of coffee products across the entire spectrum of consumer tastes, preferences and price points. Coffee Holding has been a family-operated business for three generations and has remained profitable through varying cycles in the coffee industry and the economy. The Company's private label and branded coffee products are sold through the United States, Canada and abroad to supermarkets, wholesalers, and individually owned and multi-unit retail customers.

Any statements that are not historical facts contained in this release are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. It is possible that the assumptions made by management for purposes of such statements may not materialize. Actual results may differ materially from those projected or implied in any forward-looking statements. Such statements may involve risks and uncertainties, including but not limited to those relating to product demand, pricing, market acceptance, the effect of economic conditions, intellectual property rights, the outcome of competitive products, risks in product development, the results of financing efforts, the ability to complete transactions, and other factors discussed from time to time in the Company's Securities and Exchange Commission filings. The Company undertakes no obligation to update or revise any forward-looking statement for events or circumstances after the date on which such statement is made.

COFFEE HOLDING COMPANY, INC.

             CONDENSED CONSOLIDATED STATEMENTS OF INCOME
               THREE MONTHS ENDED APRIL 30, 2005 AND 2004
                             (Unaudited)

                                                     Three Months
                                                April 30,    April 30,
                                                  2005         2004
                                               -----------  -----------

Net sales                                      $10,173,230  $ 6,333,012

Cost of sales                                    7,920,372    4,637,400
                                               -----------  -----------

Gross profit                                     2,252,858    1,695,612

Operating expenses:
  Selling and administrative                     1,113,512    1,128,965
  Officer's salaries                               135,975      123,475
                                               -----------  -----------

Total operating costs and expenses               1,249,487    1,252,440
                                               -----------  -----------

Income from operations                           1,003,371      443,172

Other income (Expense)
Interest income                                      3,937        3,947
Interest expense                                   (36,752)     (41,215)
                                               -----------  -----------
                                                   (32,815)     (37,268)
                                               -----------  -----------

Income before income taxes                         970,556      405,904

Provision for income taxes                         372,200      186,700
                                               -----------  -----------

Net income                                     $   598,356  $   219,204
                                               ===========  ===========

Basic and diluted earnings per share           $      0.15  $      0.05

Weighted average common shares outstanding       3,999,650    3,999,650

                     COFFEE HOLDING COMPANY, INC.

                      CONDENSED BALANCE SHEETS
                APRIL 30, 2005 AND OCTOBER 31, 2004
                            (Unaudited)

                                                 April 30, October 31,
                                                   2005        2004
                                               ----------- -----------
ASSETS

Current assets
  Cash                                         $   413,742  $   642,145
  Due from broker                                1,433,756      873,901
  Accounts receivable, net of allowance
    for doubtful accounts of $150,349
    for 2005 and 2004, respectively              4,295,797    4,005,755
  Inventories                                    3,153,928    2,258,289
  Prepaid expenses and other current assets        675,114      676,395
  Deferred tax asset                               178,600      136,900
                                               -----------  -----------
    Total current assets                        10,150,937    8,593,385

  Property and equipment, at cost, net of
    accumulated depreciation of $3,546,766
    and $3,354,418 for 2005 and 2004,
    respectively                                 2,439,610    2,286,936
Deposits and other assets                           41,521       33,496
                                               -----------  -----------

Total assets                                   $12,632,068  $10,913,817
                                               ===========  ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
  Current portion of term loan - line
    of credit                                  $    62,000  $   252,000
  Current portion of obligations
    under capital lease                             35,567      111,060
  Line of credit borrowings                      3,706,969    2,685,045
  Accounts payable and accrued expenses          4,122,267    4,658,836
  Income taxes payable - current                   399,500      160,000
                                               -----------  -----------
    Total current liabilities                    8,326,303    7,866,941

Term loan - line of credit,
  net of current portion                           247,820            -
Obligations under capital lease,
  net of current portion                             1,988        5,855
Income taxes payable - deferred                     59,500       45,200
                                               -----------  -----------
Total liabilities                                8,635,611    7,917,996

Commitments and contingencies

Shareholders' equity
   Preferred stock, par value $.001 per share;           -            -
     10,000,000 shares authorized; none issued
   Common stock, par value $.001 per share;
     30,000,000 shares authorized, 3,999,650
     shares issued and outstanding for
     2005 and 2004, respectively                     4,000        4,000
  Additional paid-in capital                       867,887      867,887
  Retained earnings                              3,124,570    2,123,934
                                               -----------  -----------

    Total stockholders' equity                   3,996,457    2,995,821
                                               -----------  -----------

Total liabilities and stockholders' equity     $12,632,068  $10,913,817
                                               ===========  ===========

Contact:
     Contact:

     Press Contact:
     Coffee Holding Company, Inc.
     Andrew Gordon
     (718) 832-0800
     http://www.coffeeholding.com
     or
     Investor Contact:
     Aurelius Consulting Group
     Jeff Wadley or Dave Gentry
     (407) 644-4256
     Email Contact
     http://www.runonideas.com

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Source: Coffee Holding Co., Inc.